SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 30, 1999


                          THE NETWORK CONNECTION, INC..
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             (Exact name of registrant as specified in its charter)


                                     Georgia
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                 (State or other jurisdiction of incorporation)


        1-13760                                           58-1712432
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(Commission File Number)                    (IRS Employer Identification Number)


222 North 44th Street, Phoenix, Arizona                      85034
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(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (602) 200-8900


         4041 North Central Avenue, Suite B-200, Phoenix, Arizona 85012
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          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANTS

         a. The Company has determined to terminate its engagement of PricewaterhouseCoopers, LLP, as a result of the reverse acquisition of The Network Connection, Inc., effective as of July 30, 1999 as independent accountants. However, PricewaterhouseCoopers, LLP will be available to answer questions at the Special Meeting of Shareholders on September 17, 1999.

         None of the reports of PricewaterhouseCoopers, LLP on the financial statements of the Company contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles, except that such financial statements for the period ended December 31, 1998 contained a modification as to the Company's ability to continue as a going concern.

         There were no disagreements with PricewaterhouseCoopers, LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers, LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         PricewaterhouseCoopers, LLP did not note any reportable conditions for the period ended December 31, 1998. PricewaterhouseCoopers, LLP has not been engaged nor has performed any audit procedures subsequent to their audit of the December 31, 1998 financial statements and up to the date of their termination.

         The Board of Directors has approved the decision to change accountants.

         b. The Company has engaged the firm of KPMG LLP effective July 30, 1999 to audit the Company's financial statements commencing with the financial statements to be included in the transition report to be filed on Form 10-KSB for the period ended June 30, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) EXHIBITS:

             16. Letters of PricewaterhouseCoopers, LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                THE NETWORK CONNECTION, INC.
                                Registrant



                                By: /s/ Morris C. Aaron
                                   ---------------------------------------------
                                   Morris C. Aaron, Executive Vice President and
                                                    Chief Financial Officer
Date: August 3, 1999